                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 29, 1999 relating to the financial statements which appear in Resource Bancshares Mortgage Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Columbia, South Carolina
January 18, 2000